Victory Funds

Victory S&P 500 Index Fund

Supplement dated April 7, 2017

to the Summary Prospectus dated November 1, 2016, as supplemented (“Prospectus”)

The Prospectus is revised to reflect additional information about sales charge reductions and waivers with respect to Class A shares of the Victory S&P 500 Index Fund (“Fund”).

1.              The following is added to the paragraph under “Fund Fees and Expenses” found on Page 1 of the Prospectus:

More information about sales charge discounts and other discounts available through certain financial intermediaries is also available in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund’s Prospectus.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.